Exhibit 99.1

STATE OF ALABAMA

CALHOUN COUNTY

COMMERCIAL LEASE AGREEMENT

THIS COMMERCIAL LEASE AGREEMENT (this “Lease”) is made and entered into effective the 1st day of March, 2007, by and between  B.R. Williams Trucking, Inc., an Alabama corporation (hereinafter sometimes referred to as “Lessor”),  and Imperial Group, L.P. (hereinafter sometimes referred to as “Lessee”).

W I T N E S S E T H:

WHEREAS, Lessor owns certain real property lying and being in Calhoun County, State of Alabama, the same being more particularly described on Exhibit “A” attached hereto and incorporated herein by this reference (hereinafter referred to as the “Premises”); and

WHEREAS, Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises upon the terms and conditions hereinafter set forth; and

THEREFORE, in consideration of the sum of Ten and No/100 ($10.00) Dollars and other good and valuable consideration accrued and accruing to the mutual benefit of the parties hereto, the receipt and sufficiency whereof is hereby expressly acknowledged, it is agreed as follows:

(1)  PREMISES: Lessor hereby leases the Premises to Lessee and Lessee hereby leases the Premises from Lessor. The Premises consist of approximately 125,000 square feet of office and warehouse space within a larger facility as generally depicted on Exhibit “B” attached hereto and incorporated herein by this reference.  The Premises shall also consist of approximately 6,300 square feet of office space in addition to the original 125,000 square feet generally and separately depicted on Exhibit “B” attached hereto and incorporated herein by this reference.  Lessee shall have exclusive use of the office and restroom facilities described.

(2)  PURPOSE:  Lessor acknowledges and agrees that the Premises are to be used by Lessee for manufacturing, assembly, warehouse, office space and any ancillary use or activity normally incident thereto, and for any other lawful purpose or use approved by Lessor, which approval Lessor shall not unreasonably withhold.  Lessor represents and warrants that Lessee shall have unobstructed access to the Premises at all times during the term of this Lease.

(3)  TERM:  The term of this Lease Agreement shall be for a period beginning on March 1, 2007, and terminating  at 11:59 p.m. on the last day of December, 2012, unless sooner terminated as hereinafter set forth or unless extended under the terms of the renewal option set forth in Paragraph number (5) hereof.  Lessor agrees to provide Lessee beneficial occupancy to the Premises at no charge for among other things the preparation  of equipment, production areas and other  improvements required by Lessee. Beneficial Occupancy shall commence on March 1, 2007 and continue through April 30, 2007 .

Lessee agrees to and shall, on expiration or sooner termination of the term hereof or any extended term hereof, promptly surrender and deliver the Premises to Lessor without demand in good condition, ordinary wear and tear excepted.  Lessee shall, without demand and at its own cost and expense upon expiration or sooner termination of the term hereof or any extended term hereof, remove from the Premises all property belonging to Lessee and all fixtures which by the terms hereof Lessee is permitted to remove, repair all damage to the Premises caused by such removal and restore the Premises to the condition they were in prior to the installation of the property so removed reasonable wear and tear excepted.

(4)  RENT: Rent for the Premises shall be at a rate of $3.60 per square foot leased to Lessee for the 125,000 square feet of warehouse space and at a rate of $5.40 per square foot leased to the Lessee for the 6,300 square feet of office area, per annum with a pro rata portion due and payable on the first day of each month of the term, in advance, beginning May 1, 2007.  Commencing March 1, 2007  and continuing through April 30, 2007, Lessor agrees to provide Lessee beneficial occupancy to the Premises at no charge for among other things but not limited to the preparation of equipment and production areas, installation of racking, movement of inventory, setting up of voice and data cabling, office furniture and other  improvements required by Lessee.

The rent shall be made by ACH directly to Lessor’s account at the following:

Bank:  Wachovia Bank

Address: Oxford, Alabama

Routing No.: 062000080

BRW Account No.: 2000659930862

Name on Account: B. R. Williams Trucking, Inc.

    P. O. Box 3310

    Oxford, Alabama  36203

(5)  OPTION TO RENEW TERM/Option to Lease ADDITIONAL SPACE/ Right of First Refusal:  Lessor does hereby grant to Lessee the right, privilege and option, in the absence of Lessee’s default then existing at the time of each possible extension, to extend the term of this Lease for five (5) One (1)-Year Options at market  rental rates, but not to exceed 1.15 times net effective the lease rate of rent of the initial lease term.  If Lessee elects to exercise this option, Lessee shall provide Lessor written notice no later than four (4) months prior to the expiration date of the original lease term for the First Renewal Term and no later than four (4) months prior to the expiration of the First Renewal Term for the Second Renewal

Term.

During the Term, Lessee shall have the right of requesting to lease from Lessor additional space within the building of which the Premises are a part.   Lessor’s approval and acceptance of Lessee’s request for additional space shall not be unreasonably witheld.  Lessee may exercise its option by written notice to Lessor and the additional space shall be demised to Lessee on the same terms, conditions and covenants for the Premises herein.

During the Term, Lessor will provide Lessee with  ongoing Right of First Offer on all unencumbered  space within the Premises.This right shall include, the right of first offer on any available space, any unencumbered space, any space within the building with an existing lease expiration (and no additional options), any space currently designated and not required as common area, any space with an existing tenant that does not exercise its right to expand or renew.  These rights shall be exclusive of one another and shall be ongoing rights, without expiration throughout the lease term.  Lessee shall have fourteen (14) days (from the date of receipt of such notice) to respond, upon receiving written notice from Lessor of a bona fide offer from another tenant or prospect by the Lessor or its agent.  Should tenant accept the space, Lessee shall be given sixty (60) days to design, permit and construct the space, with no obligation to pay rent.  In addition, Lessee shall not be obligated to lease any additional space that is not identified in the bona fide offer (e.g., Prospect A wants 30,000 sq. ft. – Lessee is only required to accept 30,000 sq. ft.)

Lessor and Lessee shall agree that the rental rate for any future expansion space shall be at the same terms, conditions and covenants for the Premises contained herein.   Any expansions shall be coterminous with the original lease term.

(6) TAXES: It is the responsibility of the Lessor to pay the annual real estate taxes timely on the Premises.  However, it is agreed that Lessee shall reimburse Lessor $.18 per square foot leased (125,000 sf plus 6,300 sf) per annum with a pro rata portion due and payable on the first day of each month of the term, in advance, beginning May 1, 2007 for the pro rata share of the real estate taxes of the Premises.

(7)  INSURANCE:  Lessee shall, during the term of this Lease and any renewal of the term, at the expense of Lessee secure and keep in force general liability insurance with a good and solvent insurance company or companies licensed to do business in the State of Alabama, selected by Lessee and reasonably satisfactory to Lessor, covering all expenses, claims, actions, liabilities, damages and lawsuits arising out of the alleged death of or bodily injury to persons, or damage to property, in not less than the amount of One Million and No/100 ($1,000,000.00) Dollars for bodily injury or property damage or destruction, insuring Lessee and Lessor and their agents against any liability that may accrue against them or either of them on account of any accidents or occurrences in or about the Premises during the term hereof or in consequence of Lessee’s occupancy thereof.  Lessee shall, on request, furnish to Lessor certificates of insurance evidencing the coverage required under this Paragraph number (7), showing Lessor as additional insured on the aforesaid liability insurance and providing therein that no cancellation be made without less than thirty (30) days advance notice to certificate holders and insured.

Lessee shall have no obligation to insure the Premises against loss or damage by fire, windstorm or other casualties.  However it is agreed that Lessee shall reimburse Lessor $.06 per square foot leased (125,000 sf plus 6,300 sf)  per annum with a pro rata portion due and payable on the first day of each month of the term, in advance, beginning May 1, 2007 for the pro rata share of the insurance obtained by Lessor.  Lessee shall secure its own fire and extended coverage insurance on Lessee’s fixtures, goods, contents and merchandise in or on the Premises.

(8)  UTILITIES: Lessee shall pay for its proportionate share of utilities, including, but not limited to, the items set out herein.  It is agreed that Lessor, at the expense of Lessee, shall set a separate meter for electrical service to the equipment being utilized by Lessee on Premises.  It is agreed that Lessee shall pay to Lessor the actual cost’s  registered on said meter per month.  Lessor shall provide to Lessee a copy of the bill of the actual cost’s and include it with the invoice for payment of these services/charges on a monthly basis.  It is agreed that Lessee shall also pay to Lessor 100% of any increase in demand charge(s) specific to Imperial Group’s sole use and allocation in excess of $.10 per kilowatt per hour paid by Lessor for said electrical service. Electrical service for lighting, HVAC, etc. shall be charged to Lessee based on a pro-rata share of the Premises being leased to Lessee in relation to the total square footage of the Premises.  Water, sewer, gas and any other utility expense shall be charged to Lessee based on a pro-rata share of the Premises being leased to Lessee in relation to the total square footage of the Premises.   Lessor agrees that if any damage, failure or interruption of any utility or other Premises service should occur during the term of this lease and or extensions hereto, Lessor shall use commercially reasonable efforts to restore such utilities to the Leased Premises to the extent the restoration of such utility service is entirely within Lessor’s control.

(9)  LESSEE REPRESENTATIVE:  Lessor acknowledges that Lessee is represented by the Equis Corporation located at 8350 E. Crescent Parkway, Suite 300, Greenwood Village, CO. 80111 for the purpose of the negotiation of this Lease.  Lessor agrees to compensate the Lessee Representative with a commission of 6 % on the total gross rent to be paid for the entire term of the lease  by the Lessee.  The total rent is for the rent portion only and does not include reimbursements for real estate taxes, insurance, utilities or any other expenses paid by Lessee.  The commission will be paid one – half at Lease signing with the balance at Lease Commencement.

(10)  LESSEE IMPROVEMENT ALLOWANCE/ Lessor Delivery of Premises Condition:  Lessor understands that Lessee will need some capital improvements to prepare the Premises for it’s desired use.  Lessor will provide Lessee with a Lessee Improvement Allowance of $500,000 for such improvements Lessee deems as necessary.  Improvements made up to the $500,000  are to be paid by the Lessor and are to be considered included in the lease rates provided above.  Amounts expended in excess of $500,000 will be the responsibility of the Lessee.  Lessee will provide Lessor with detailed requests as to improvements requested.  Lessor’s approvals for Lessee’s request’s for improvements shall not be unreasonably withheld.

Prior to occupancy and or in conjunction with Lessee’s beneficial Occupancy period Lessor shall place all mechanical systems, electrical systems, cranes, plumbing, dock’s, levelers, air exchange units, lights, doors, utilities and HVAC in good working order. Lessor warrants such items to be in good working order for a period of  one (1)year, and Lessor shall pay all costs associated with maintenance, repair or replacement of such equipment during the warranty period. Warranty maintenance and repairs on items shall include but not be limited to parts and labor.

Lessor at Lessor’s expense shall be responsible, prior to occupancy and or during the beneficial occupancy period, to construct a mutually agreeable firewall that meets all local codes for Lessee’s occupancy along the full length of the East side of the Premises, clean/scrub/power wash warehouse floor, deck and interior walls prior to occupancy and deliver the Premises in a mutually agreeable manner customary within the market place.

Lessee agrees that any requested improvements shall be specified in writing by Lessee to Lessor and mutually agreed upon after estimates are received and before construction of any improvements begins, provided that Lessor’s approval shall not be unreasonably withheld.

Lessor agrees any equipment located on the Premises, including without limitation any cranes, bus duct, etc. will remain on the Premises and will be available for use by the Lessee.  Maintenance of such equipment will be the responsibility of the Lessee during the term of the Lease except during the warranty period as provided above.  Such equipment shall be operationally functional at the commencement and termination of the lease.

(11)  REPAIRS AND MAINTENANCE:  During the term and any extension of the term, if applicable, Lessor, at its own cost and expense, shall make all necessary repairs, replacements and maintenance to the roof, exterior walls, foundation, structural frame of the Building,utilities servicing the building and the parking and landscaped areas and other common areas.  The cost of such repairs, replacements and maintenance shall be considered as included as part of the base rental rate paid by Lessee; provided however, to the extent any such repairs, replacements or maintenance are required because of the negligence or default of Lessee, its employees, agents, contractors, customers or invitees, Lessor shall make such repairs at Lessee’s sole expense after providing written notice to Lessee reasonably in advance of making such repair; and provided further, in the event any such repairs, replacements or maintenance are required because of the negligence or default of Lessor, its employees, agents contractors or invitees, Lessor shall make such repairs at Lessor’s sole expense.

At the inception of the term, Lessor agrees that the grounds will be clean, sanitary and free from the accumulation of debris, filth, rubbish and garbage.

(12)  ALTERATIONS AND IMPROVEMENTS/Installation of Lessee Equipment:  Lessee shall not alter or improve the Premises without the prior written consent of Lessor to do so, which consent shall not be unreasonably witheld.

Lessee will be allowed to install approved equipment in the Premises.  Lessee will file proposed equipment list with locations and installation plans for Lessor approval, which approval shall not be unreasonably withheld. Lessee shall (a) insure that such installation complies with applicable law, (b) take such commercially reasonable measures to insure that installation does not harm the structural integrity of the building and floor, (c) insure that all roof penetrations, if any result in leak free, impermeable, sealed roof surface (d) repair and replace any ductwork which is affected by the installation of said equipment in a manner that does not adversely affect the performance of the HVAC and (d) prior to the expiration or termination of a Lease remove such installation and restore all aspects of the Premises altered in the connection of the production equipment to the condition existing as of the execution of a Lease, reasonable wear and tear excepted.

(13)  INSPECTION AND SHOWING:  Lessor reserves the right to enter upon the Premises at all reasonable times and with reasonable notice to Lessee for the purpose of inspecting the Premises or for the purpose of maintaining or making repairs to the Premises.  Lessor reserves the right to show the Premises to prospective tenants and purchasers, and during the last ninety (90) days of the term to display “For Sale” and/or “For Rent” signs on the Premises.

(14)  SIGNS:  – Lessor agrees Lessee shall be permitted to place a sign on the Premises of its own design and at the total cost to Lessee.  Such sign must be mutually acceptable to both parties and adheres to all applicable local codes regarding such signage and its installation. Prior to installation Lessee agrees to provide Lessor with a written request and specifications of the sign for approval, which Lessor agrees shall not be unreasonably withheld.

(15)  CLEANLINESS:  Lessee, at Lessee’s sole expense,  shall at all times keep the Premises in a reasonably neat, orderly and sanitary condition and shall keep all entryway’s adjoining the Premises reasonably clean and free from trash, rubbish and dirt.

(16)  CASUALTY:

(a) If during the term, or any renewal of the term, any portion of the building constituting the Premises shall be partially damaged by fire or other casualty, so as to render the same, or any part thereof, partially untenable, this Lease shall remain in full force and effect and an equitable reduction in the rent shall be allowed Lessee during the time required in repairing that part of the building constituting the Premises damaged or destroyed.     In the event that a portion of the building constituting the Premises is partially damaged, Lessor agrees to repair the same as quickly as possible at the expense of Lessor, after receiving written notice of said damage or destruction from Lessee, but Lessor’s obligation to rebuild shall be limited to the amount of any insurance proceeds received as a result of such casualty.

(b)  Should the building constituting the Premises be totally destroyed by fire, windstorm, or other casualty so as to render the same totally unfit for occupancy and totally untenable for the purpose for which it is demised, then this Lease shall terminate and rent shall be abated for the unexpired portion of this Lease, effective as of the date of such total destruction.

(17)  EMINENT DOMAIN:  If more than fifty (50%) percent of the building constituting the Premises is taken by eminent domain or the exercise of any similar power or taking, or any purchase or acquisition in lieu thereof, such shall constitute a total taking and the term hereof shall cease as of the date possession shall be required to be delivered by the condemning authority unless Lessor and Lessee shall otherwise agree, with the rent to be abated as of the date of such delivery.

If, as a result of a partial taking of the building constituting the Premises by eminent domain in which the total area of the Premises is reduced by not more than fifty (50%) percent,  Lessee may elect to continue the term of this Lease provided the Premises are not rendered untenable by such taking and remain suitable for the uses for which the Premises are leased and any rental payment shall abate proportionately to that part of the Premises so taken.

Lessor and Lessee shall each be entitled to receive and retain such separate awards and portions of lump-sum awards as may be allocated to their respective interest in any eminent domain proceedings.  The termination of this Lease shall not affect the rights of Lessor and Lessee to such awards.

(18)                                                                 INDEMNITY:

Release,

All of Lessee’s trade fixtures, merchandise, inventory and all other personal property in or about the Leased Premises, the building or the common areas, which is deemed to include the trade fixtures, merchandise, inventory and personal property of others located in or about the Leased Premises or common areas at the invitation, direction or acquiescence (express or implied) of Lessee (all of which property shall be referred to herein, collectively, as “Lessee’s Property”), shall be and remain at Lessee’s sole risk.  Lessor shall not be liable to Lessee or to any other person for, and Lessee hereby releases Lessor from (a) any and all liability for theft or damage to Lessee’s Property, and (b) any and all liability for any injury to Lessee or its employees, agents, contractors, guests and invitees in or about the Leased Premises, the building or the common areas, except to the extent of personal injury (but not property loss or damage) caused by the negligence or willful misconduct of Lessor, its agents, employees or contractors.

Indemnification by Lessee.  Lessee shall protect, defend, indemnify and hold Lessor, its agents, employees and contractors harmless from and against any and all claims, damages, demands, penalties, costs, liabilities, losses, and expenses (including reasonable attorneys’ fees and expenses at the trial and appellate levels) to the extent (a) arising out of or relating to any negligence or willful misconduct of Lessee or Lessee’s agents, employees, contractors, customers or invitees in or about the Leased Premises, the building or the common areas, (b) arising out of or directly relating to any of Lessee’s Property, or (c) arising out of any other act or occurrence within the Leased Premises, in all such cases except to the extent of personal injury (but not property loss or damage) caused by the negligence or willful misconduct of Lessor, its agents, employees or contractors.

Indemnification by Lessor.  Lessor shall protect, defend, indemnify and hold Lessee, its agents, employees and contractors harmless from and against any and all claims, damages, demands, penalties, costs, liabilities, losses and expenses (including reasonable attorneys’ fees and expenses at the trial and appellate levels) to the extent arising out of or relating to any act, omission, negligence or willful misconduct of Lessor or Lessor’s agents, employees or contractors.

(19)  ASSIGNMENT/SUBLEASE:  Each and every transfer or assignment of this Lease by Lessee, or any interest therein, and each and every subletting of the Premises by Lessee, or any part thereof, or any interest therein, shall be null and void, unless the written consent of  Lessor is first obtained, which consent Lessor agrees not to unreasonably withhold. Such assumption shall not operate to release Lessee from any agreement or understanding on the part of Lessee expressed or implied in this Lease.  Notwithstanding the forgoing, Lessee shall have the right to sublet or assign this Lease without Lessor’s consent (a) to a parent, subsidiary or affiliate controlling or controlled by Lessee or (b) to any successor-in-interest in the event of any corporate reorganization, merger, acquisition or sale of substantially all of Lessee’s assets.

(20)  HOLDOVER:  Should Lessee continue to occupy the Premises after the expiration of the last of the renewal options described in Paragraph number (5) or after a default, such tenancy shall be deemed a month-to-month tenancy only until the tenancy is terminated in the manner provided by law with the amount of rent due by Lessee to Lessor established under Paragraph number (5) hereof with respect to the period of such occupancy.

(21)  NON-WAIVER:  The failure of Lessor or Lessee to insist, in any one or more instances, upon a strict performance of any of the covenants of this Lease , or to exercise any option herein contained, shall not be construed as a waiver or a relinquishment for the future of any such covenant, but the same shall continue and remain in full force and effect.  The receipt by Lessor of rent or payment of rent by Lessee, with knowledge of a breach of any covenant hereof, shall not be deemed a waiver of such breach, and no waiver by Lessor or Lessee of any provision hereof shall be deemed to have been made unless expressed in writing, signed by the other party.

(22)  FAILURE OF LESSEE TO REPAIR:  Should Lessee fail to make any repairs or items of maintenance required under this Lease, Lessor may enter the Premises and make such repairs or item of maintenance and collect the cost thereof from Lessee as additional rent.  Should Lessor fail to make any repairs or items of maintenance required under this Lease, Lessee may make such repairs or item of maintenance and deduct such costs from its next rent payment.

(23) EVENTS OF DEFAULT:  If Lessee shall fail to pay when due any rent provided for herein or if Lessee shall fail to comply with any other covenant or provision of this Lease, Lessor shall have the right to terminate this Lease as follows:

(a)  Default in Rent:  In the event of a failure to pay any monthly rent when due, then this Lease may be terminated by Lessor or its attorney or agent giving ten (10) days advance written notice to Lessee of the amount due and of Lessor’s intention to terminate if the default is not corrected by the payment of the rent then in default.  In the event that such default is not corrected by paying all rent due within ten (10) days of such notice, then this Lease shall terminate at the election of Lessor.

(b)  Other Default by Lessee:  In the event Lessee fails to comply with any other covenant or provision of this Lease, other than the covenant to pay rent when due, then this Lease may be terminated by Lessor by giving twenty (20) days advance written notice to Lessee of the specific default and of Lessor’s intention to terminate if the specified default is not corrected within such twenty (20) day period; provided, however, that if the term, condition, covenant or obligation to be performed by Lessee is such that it cannot reasonably be performed within twenty (20) days, such default shall be deemed to have been cured if Lessee commences such performance within said twenty-day period and thereafter diligently undertakes to complete the same.

(c)  Additional Remedies:  Upon the occurrence of any event of default under (a) or (b) of this Paragraph number (23), Lessor may, at the option of Lessor, and in lieu of terminating this Lease reenter and take possession of the Premises, and thereafter relet the same, or any part thereof, for the balance of the term hereof, or any part thereof, upon such conditions as Lessor may deem proper.  Neither reentry nor reletting shall discharge Lessee from any of the agreements on its part herein contained, and Lessee shall make good to Lessor the difference, if any, between the rent herein provided for and the rent Lessee is able to collect for the period of such reletting. Lessee agrees to pay Lessor, or on Lessor’s behalf, a reasonable attorneys fee in the event Lessor employs an attorney to enforce any rights hereunder, or to protect the interest of Lessor in the event Lessee violates any of the terms, conditions or covenants on the part of Lessee herein contained.

(d) Lessor’s Default and Lessee’s Remedies.  Lessor shall be in default if it fails to perform any term, condition, covenant or obligation required under this Lease for a period of twenty (20) days after written notice thereof from Lessee to Lessor; provided, however, that if the term, condition, covenant or obligation to be performed by Lessor is such that it cannot reasonably be performed within twenty (20) days, such default shall be deemed to have been cured if Lessor commences such performance within said twenty-day period and thereafter diligently undertakes to complete the same.  Upon the occurrence of any such default, Lessee may sue for injunctive relief or to recover damages for any loss directly resulting from the breach, but Lessee shall not be entitled to terminate this Lease or withhold, offset or abate any sums due hereunder. Lessor agrees to pay Lessee, or on Lessee’s behalf, a reasonable attorneys fee in the event Lessee employs an attorney to enforce any rights hereunder, or to protect the interest of Lessee in the event Lessor violates any of the terms, conditions or covenants on the part of Lessor herein contained.

(e)Limitation of Lessor’s Liability.  If Lessor shall fail to perform any term, condition, covenant or obligation required to be performed by it under this Lease and if Lessee shall, as a consequence thereof, recover a money judgment against Lessor, Lessee agrees that it shall look solely to Lessor’s right, title and interest in and to the Premises for the collection of such judgment; and Lessee further agrees that no other assets of Lessor shall be subject to levy, execution or other process for the satisfaction of Lessee’s judgment.

(24) ACCELERATION OF RENT: Upon termination or breach of this Lease or reentry upon the Premises for any one or more of the causes set forth above, the rents provided for in this Lease for the balance of the term, or any renewal term , and all other indebtedness owed by Lessee to Lessor, shall be and become immediately due and payable at the option of Lessor and without regard to whether or not possession of the Premises shall have been surrendered to or taken by Lessor.  Lessee agrees to pay Lessor, or on Lessor’s behalf, a reasonable attorney’s fee in the event Lessor employs an attorney to collect any rents due hereunder by Lessee, or to protect the interest of Lessor in the event Lessee violates any of the terms, conditions or covenants on the part of Lessee herein contained.

(25) ENVIRONMENTAL MATTERS: Lessee covenants and agrees that Lessee and all other persons who manage, use, operate or occupy the Premises shall comply with all federal, state and local laws, regulations and orders regulating health, safety and environmental matters, including, without limitation, air pollution, soil and water pollution and the use, generation, storage, handling or disposal of Hazardous Materials (defined below in this Paragraph).

Lessee shall not generate, handle, use, store, treat, discharge, release or dispose of any Hazardous Materials at the Premises unless Lessee shall be in full compliance with all environmental laws relating to Hazardous Materials. Further  Lessee agrees to hold Lessor harmless for any hazardous, toxic or dangerous waste, substance or material spilled or released on the Premises in the future (during the term of the Lease) by Lessee, its agents, contractors, guests, tenants, employees or invitees.

For purposes of this Paragraph, the term “Hazardous Materials” shall mean any hazardous, toxic or dangerous waste, substance or material defined as such in (or for purposes of) the Comprehensive Environmental Response, Compensation and Liability Act of the United States Congress, or in any other law, regulation or order, now or hereafter in effect, of any governmental authority regulating, or imposing liability or standards of conduct relating to, any hazardous, toxic or dangerous waste, substance or material.

Lessor warrants that there is no known environmental contamination existing on the Premises.  Lessor and Lessee shall cross indemnify each other for any future environmental contamination that might occur as a result of either party’s actions or inactions as a result of the normal course of doing business on the Premises.

Existing Conditions.  Notwithstanding anything contained in this Paragraph number (25) to the contrary, Lessee shall not have any liability to Lessor under this Paragraph number (25) resulting or arising from any conditions existing, or events occurring, or any Hazardous Materials existing or generated, at, in, on, under or in connection with the Leased Premises prior to the Commencement Date of this Lease except to the extent Lessee exacerbates the same.

(26)  MISCELLANEOUS:

 (a)  The representations and warranties contained in and made pursuant to this

Lease shall survive the execution and delivery of this Lease and the consummation of the transactions herein contained.

(b)  The parties hereby agree that any number of counterparts of this Lease may be executed and that each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one Lease.

(c)  This Lease may not be amended, modified, altered, or changed in any respect whatsoever, except by a further agreement in writing, duly executed by the parties hereto.

(d)  This Lease constitutes the entire agreement of the parties and all understandings and agreements heretofore had between and among the parties are merged in this Lease which alone, fully and completely expresses their understandings.

(e)  All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given and delivered if personally delivered or if mailed, first class postage, prepaid

(i)  If to Lessor, to:

B.R. WILLIAMS TRUCKING, INC.

Attn: Mr. Greg Brown

c/o B. R. Williams Trucking, Inc.

P. O. Box 3310

Oxford, Alabama 36203

(ii)  If to Lessee, to:

Imperial Group, L.P.

Attention: General Manager

160 Kirby Road

Portland, TN 37148

Either party with a copy to:

Accuride Corporation

Attn: General Counsel

7140 Office Circle

P.O. Box 15600

Evansville, IN. 47716

may change the address to which notices are to be delivered by notice in accordance with this Paragraph to the other party.

(f)  All of the terms, provisions and conditions of this Lease shall be deemed to be severable in nature.  If, for any reason, the provisions contained herein are held to be to any extent invalid, then to the extent that such provisions are, or shall be valid and enforceable under applicable law, a court of competent jurisdiction shall construe and interpret this Lease to provide for maximum enforceability under applicable law.

(g)  This Lease shall bind the respective parties hereto, their successors and assigns.

(h)  Time is of the essence with respect to all actions required in accordance with the terms and provisions of this Lease including, but not limited to, the payment of money.

(i) This Lease shall be governed by, construed and enforced in accordance with the laws of the State of Alabama. No party will commence or prosecute any suit, proceeding, or claim to enforce the provisions of this Agreement, or otherwise arising under or by reason of this Lease, other than in the state or federal courts located in the State of Alabama. Each party hereby consents to the jurisdiction and venue of the above-identified courts.

(j) Lessee’s right to terminate Lease: Lessor hereby  agrees to provide Lessee the option to terminate this lease with five (5) days written notice. Lessee’s right to terminate this lease shall be exclusive to Lessee’s acceptance of an  economic incentives package from the State of Alabama and shall be granted upon notification to Lessor that Lessee  has not obtained an acceptable economic incentives package from the State of Alabama.  Lessee’s right to terminate shall  commence upon execution of this Lease and shall continue until such a time  Lessee notifies Lessor in writing that an acceptable economic incentive’s package has been obtained. Upon written notification from Lessee to Lessor that an acceptable economic incentives package has been obtained by Lessee both Lessor and Lessee agree that this termination option shall expire and no longer be in effect for the remaining term of the lease. Lessee hereby agrees to provide Lessor with  written notice of Lessee’s acceptance of the stated economic incentives package by no later than February 28, 2007. Should Lessee terminate this Lease, Lessee agrees to reimburse Lessor for  all reasonable and documented cost’s associated with the preparation of the Premises and this lease prior to the termination.

THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK

SIGNATURES TO FOLLOW

IN WITNESS WHEREOF, the parties have hereunto set their hands and seals on this the day and date first above written.

LESSOR:

B.R. Williams Trucking, Inc., an Alabama Corporation

BY:	/s/ Gregory D. Brown
Its President

STATE OF ALABAMA                                      *

CALHOUN COUNTY                                         *

I, the undersigned, a Notary Public in and for said State and County, hereby certify that Gregory D. Brown, whose name as President of B.R. Williams Trucking, Inc., an Alabama Corporation, is signed to the foregoing instrument and who is known to  me, acknowledged before me on this day that, being informed of the contents of the instrument, he as such officer and with full authority executed the same voluntarily for and as the act of B. R. Williams Trucking, Inc., an Alabama Corporation, on the day the same bears date.

Given under my hand and seal this 13th day of March, 2007.

/s/ Susan Lee
NOTARY PUBLIC
My Commission Expires:	[illegible]

LESSEE:

Imperial Group, L.P.

BY:	/s/ Terrence J. Keating
Its:	President of Imperial Group Holding Corp. -1, the General Partner of Imperial Group, L.P.

STATE OF Indiana       *

COUNTY OF Warrick  *

I, the undersigned, a Notary Public in and for said State and County, hereby certify that Terry Keating, whose  name  as President of Imperial Holding Corp. - 1, whose name is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he/she, as such Officer and with full authority, executed the same voluntarily for and as the act of Imperial Group, L.P., on the day the same bears date.

Given under my hand and seal this 9th day of March, 2007.

/s/Annette Scales
NOTARY PUBLIC
My Commission Expires:	July 4, 2009

THIS INSTRUMENT WAS PREPARED BY:

LORI A. BROWN-JAMES, ESQUIRE

WILSON,  DILLON, PUMROY & JAMES, L.L.C.

1431 LEIGHTON AVENUE

P.O. BOX 2333

ANNISTON, ALABAMA  36202

(256)-236-4222

Exhibit “A”

Description of Premises attached and forming a part of Commercial Lease Agreement between Lessor and  Lessee.

The Premises includes approximately 125,000 square feet (+/-) of   warehouse  and approximately 6,300 square feet (+/-) of office space as shown on the attached sketch denoted Exhibit “B”.

The Premises are located at: 100 National Drive, Anniston, Alabama 36207

EXHIBIT “B”

Drawing of Premises